UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 4, 2017 (March 29, 2017)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3 210 Hudson St., Ste. 400 Jersey City, New Jersey	07311
(Address of Principal Executive Offices)	(Zip Code)

732-590-1010

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3 210 Hudson St., Ste. 400 Jersey City, New Jersey	07311
(Address of Principal Executive Offices)	(Zip Code)

732-590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entering into Interest Rate Swap pursuant to Credit Agreement.

As reported on our Form 8-K dated January 30, 2017, Mack-Cali Realty, L.P. (the “Operating Partnership”), the operating partnership of Mack-Cali Realty Corporation (the “General Partner”), entered into an Amended and Restated Revolving Credit and Term Loan Agreement dated as of January 25, 2017 (the “Credit Agreement”) among the Operating Partnership, as borrower; JPMorgan Chase Bank, N.A., as joint lead arranger & joint bookrunner, administrative agent and a lender; Wells Fargo Securities, LLC, as joint lead arranger & joint bookrunner; Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arranger & joint bookrunner; Bank of America, N.A., and Wells Fargo Bank, N.A., as syndication agents and lenders; Capital One, National Association and U.S. Bank National Association, as lead arrangers, documentation agents and lenders; Citibank, N.A., PNC Bank, National Association, and BMO Harris Bank, N.A., as documentation agents and lenders; The Bank of New York Mellon, as Managing Agent and lender; Comerica Bank, TD Bank, N.A., Associated Bank National Association, and Fifth Third Bank, as lenders (collectively, the “Lenders”).  Pursuant to the Credit Agreement, the Operating Partnership refinanced its existing $600 million unsecured revolving credit facility and entered into a new $325 million unsecured, delayed-draw term loan facility (the “Term Loan Facility”).  On March 22, 2017, the Operating Partnership drew the full $325 million available under the Term Loan Facility.

On March 29, 2017, the Operating Partnership executed certain interest rate swap arrangements  with certain of the Lenders (collectively, the “Swap Counterparties”) pursuant to International Swaps and Derivatives Association, Inc. 2002 Master Agreements between the Operating Partnership and the Swap Counterparties (the “Swap Agreements”) to fix the floating rate under the Term Loan Facility by fixing London Inter-Bank Offered Rate (“LIBOR”) with an aggregate average rate of 1.6473% for the swaps and a current aggregate fixed rate of 3.0473% for borrowings under the Term Loan Facility.

Copies of the Swap Agreements, including the schedules thereto, are filed as Exhibits 10.1 to 10.7 and are incorporated herein by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
10.1

International Swaps and Derivatives Association, Inc. 2002 Master Agreement, and its schedule thereto, dated as of December 30, 2015 by and between Capital One, National Association and Mack-Cali Realty, L.P.

10.2	International Swaps and Derivatives Association, Inc. 2002 Master Agreement, and its schedule thereto, dated as of February 7, 2017 by and between Bank of America, N.A. and Mack-Cali Realty, L.P.

10.3	International Swaps and Derivatives Association, Inc. 2002 Master Agreement, and its schedule thereto, dated as of January 6, 2016 by and between Comerica Bank and Mack-Cali Realty, L.P.

10.4

International Swaps and Derivatives Association, Inc. 2002 Master Agreement, and its schedule thereto, dated as of January 5, 2016 by and between PNC Bank, National Association and Mack-Cali Realty, L.P.

10.5	International Swaps and Derivatives Association, Inc. 2002 Master Agreement, and its schedule thereto, dated as of December 21, 2015 by and between U.S. Bank National Association and Mack-

Cali Realty, L.P.

10.6	International Swaps and Derivatives Association, Inc. 2002 Master Agreement, and its schedule thereto, dated as of March 6, 2017 by and between Fifth Third Bank and Mack-Cali Realty, L.P.

10.7	International Swaps and Derivatives Association, Inc. 2002 Master Agreement, and its schedule thereto, dated as of March 15, 2017 by and between The Bank of New York Mellon and Mack-Cali Realty, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: April 4, 2017	By:	/s/ Anthony Krug
Anthony Krug
Chief Financial Officer

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated :April 4, 2017	By:	/s/ Anthony Krug
Anthony Krug
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1

International Swaps and Derivatives Association, Inc. 2002 Master Agreement, and its schedule thereto, dated as of December 30, 2015 by and between Capital One, National Association and Mack-Cali Realty, L.P.

10.2	International Swaps and Derivatives Association, Inc. 2002 Master Agreement, and its schedule thereto, dated as of February 7, 2017 by and between Bank of America, N.A. and Mack-Cali Realty, L.P.

10.3	International Swaps and Derivatives Association, Inc. 2002 Master Agreement, and its schedule thereto, dated as of January 6, 2016 by and between Comerica Bank and Mack-Cali Realty, L.P.

10.4

International Swaps and Derivatives Association, Inc. 2002 Master Agreement, and its schedule thereto, dated as of January 5, 2016 by and between PNC Bank, National Association and Mack-Cali Realty, L.P.

10.5

International Swaps and Derivatives Association, Inc. 2002 Master Agreement, and its schedule thereto, dated as of December 21, 2015 by and between U.S. Bank National Association and Mack-Cali Realty, L.P.

10.6	International Swaps and Derivatives Association, Inc. 2002 Master Agreement, and its schedule thereto, dated as of March 6, 2017 by and between Fifth Third Bank and Mack-Cali Realty, L.P.

10.7	International Swaps and Derivatives Association, Inc. 2002 Master Agreement, and its schedule thereto, dated as of March 15, 2017 by and between The Bank of New York Mellon and Mack-Cali Realty, L.P.